UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 10, 2007

MONSTER WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21571	13-3906555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Third Avenue
New York, NY		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 351-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
CERTAIN OFFICERS.

As disclosed in a press release issued by Monster Worldwide, Inc. on September 10, 2007, Bradford J. Baker has resigned from his position as Executive Vice President, Product, Marketing and Customer Service, effective September 21, 2007, to pursue other career opportunities.  Mr. Baker will receive severance that is materially consistent with the provisions of the letter agreement, dated December 16, 2005, between Monster Worldwide, Inc. and Mr. Baker.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

	By:	/s/ Salvatore Iannuzzi
	Name:	Salvatore Iannuzzi
	Title:	Chairman of the Board, President and Chief Executive Officer

Date: September 10, 2007